SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2004

SILICON IMAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 5                                OTHER EVENTS.

In February 2004 several officers of the Registrant and a member of the Registrant’s board of directors entered into trading plans that are intended to comply with Rule 10b5-1(c) of the Securities Exchange Act of 1934, as amended, in connection with the Registrant’s common stock.  The names of the officers and the board member and a summary of their respective plans are as follows.

On February 20, 2004, David Lee, Chief Executive Officer of the Registrant, entered into a plan with Deutsche Banc Alex. Brown pursuant to which Deutsche Banc Alex. Brown will undertake to sell up to 160,000 shares of common stock of the Registrant that are currently beneficially owned by Mr. Lee at specified intervals from March 1, 2004 through September 30, 2004, provided that the limit order prices specified in the plan are met.

On February 20, 2004, Robert Gargus, Chief Financial Officer and Vice President, Finance and Administration of the Registrant, entered into a plan with Deutsche Banc Alex. Brown pursuant to which Deutsche Banc Alex. Brown will undertake to sell up to 55,000 shares of common stock of the Registrant currently subject to stock options held by Mr. Gargus under a same day sale arrangement from March 1, 2004 through September 30, 2004, provided that the limit order prices specified in the plan are met.

On February 23, 2004, Steve Tirado, President  of the Registrant, entered into a plan with UBS Paine Webber/Financial West Group pursuant to which UBS Paine Webber/Financial West Group will undertake to sell up to 253,000 shares of common stock of the Registrant that are currently owned by Mr. Tirado at specified intervals from March 3, 2004 through June 29, 2005, provided that the limit order prices specified in the plan are met.

On February 23, 2004, John LeMoncheck, Vice President of Consumer Electronics Products of the Registrant, entered into a plan with Deutsche Banc Alex. Brown pursuant to which Deutsche Banc Alex. Brown will undertake to sell up to 75,000 shares of common stock of the Registrant currently subject to stock options held by Mr. LeMoncheck under a same day sale arrangement from March 1, 2004 through December 31, 2004, provided that the limit order prices specified in the plan are met.

On February 25, 2004, David Hodges, a member of the board of directors of the Registrant, entered into a plan with Deutsche Banc Alex. Brown pursuant to which Deutsche Banc Alex. Brown will undertake to sell up to 39,750 shares of common stock of the Registrant currently subject to stock options held by Mr. Hodges under a same day sale arrangement from March 22, 2004 through December 31, 2004, provided that the limit order prices specified in the plan are met.

On February 25, 2004, Robert Bagheri, Executive Vice President of Operations of the Registrant, entered into a plan with Deutsche Banc Alex. Brown pursuant to which Deutsche Banc Alex. Brown will undertake to sell up to 70,000 shares of common stock of the Registrant currently subject to stock options held by Mr. Bagheri under a same day sale arrangement from March 1, 2004 through October 29, 2004, provided that the limit order prices specified in the plan are met.

On February 26, 2004, Jaime Garcia-Meza, Vice President of Worldwide Sales of the Registrant, entered into a plan with Financial West Group/Correspondent Services Corp. pursuant to which Financial West Group/Correspondent Services Corp. will undertake to sell up to 30,831 shares of common stock of the Registrant currently subject to stock options held by Mr. Garcia-Meza under a same day sale arrangement from March 5, 2004 through July 22, 2004, provided that the limit order prices specified in the plan are met.

On February 27, 2004, Parviz Khodi, Vice President of PC/Display Products of the Registrant, entered into a plan with Credit Suisse First Boston Corporation pursuant to which Credit Suisse First Boston Corporation will undertake to sell up to 30,000 shares of common stock of the Registrant that are currently owned by Mr. Khodi at specified intervals from March 10, 2004 through August 30, 2004, provided that the limit order prices specified in the plan are met.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2004		SILICON IMAGE, INC.

	By:	/s/ Robert G. Gargus
Robert G. Gargus
Vice President, Finance and Administration and Chief Financial Officer